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                                                                   Exhibit 10.93

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
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     This Amendment No. 4 to Credit Agreement dated as of the 30th day of July,
2002 by and between Aspect Communications Corporation, a California corporation ("Company") and Comerica Bank-California, a California banking corporation ("Bank").

                                   WITNESSETH:
                                   -----------

     WHEREAS, Company and Bank entered into a Credit Agreement dated June 15, 2001, as previously amended ("Agreement").

     WHEREAS, Company and Bank desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, the Company and the Bank agree as follows:

     1. The definition of "Revolving Credit Maturity Date" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

         "'Revolving Credit Maturity Date' shall mean August 31, 2002."

     2. Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 6.1 through 6.5 and 6.7 through 6.10 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 6.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 7.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     3. This amendment shall be effective upon execution of this Amendment by Company and Bank.

     4. Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

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     WITNESS the due execution hereof on the day and year first above written.

COMERICA BANK-CALIFORNIA            ASPECT COMMUNICATIONS CORPORATION

By: [illegible]                     By:   Christine M. Gorjanc
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Its: V.P.                           Its:  V.P., Treasurer
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